ADVISORY AGREEMENT	12 Months Ended
Dec. 31, 2013
ADVISORY AGREEMENT
ADVISORY AGREEMENT

5.              ADVISORY AGREEMENT

The Fund and Aspect have entered into an advisory agreement. The advisory agreement will continue in effect until December 31, 2016.  Thereafter, the advisory agreement will be automatically renewed for successive three-year periods, on the same terms, unless terminated at any time by either Aspect or the Fund upon 90 days written notice to the other party.  Pursuant to the advisory agreement Aspect has sole and exclusive authority and responsibility for directing the Fund’s trading, subject to MLAI’s fiduciary authority to intervene, to overrule or unwind trades if MLAI deems that doing so is necessary or advisable for the protection of the Fund.

The Fund charges management fees on the average month-end net asset value of each investment’s units after reduction for the brokerage commissions accrued with respect to such assets, and are payable to Aspect on a monthly basis. Management fees are at a rate equal to 2.0% per year for all Classes, except for Class DT Units, which is charged a 1.5% Management Fee.  Aspect agreed to share 25% of its management fees with MLAI in order to defray costs in connection with and inconsideration of BAC providing certain administrative and support services for the Fund. This fee sharing arrangements does not apply in respect of Class DT Units.

Performance fees are charged by the Fund on any New Trading Profit (as defined in the advisory agreement) and are payable to Aspect as of either the end of each calendar year or upon any interim period for which there are net redemption of Units, to the extent of the applicable percentage of any New Trading Profit attributable to such Units. The Fund charges a 20% performance fee for all classes, except Class DT Units, which is charged a performance fee of 15%.  Aspect pays MLAI 25% of any Performance fees paid by the Fund except Class DT Units.